CINCINNATI
FINANCIAL CORPORATION

INVESTOR HANDOUT

MAY 2017

The POWER of personal

NASDAQ: CINF

The POWER of personal

This presentation contains forward-looking statements that involve risks and uncertainties. Please refer to our various filings with the U.S. Securities and Exchange Commission for factors that could cause results to materially differ from those discussed.

The forward-looking information in this presentation has been publicly disclosed, most recently on April 26, 2017, and should be considered to be effective only as of that date.

Its inclusion in this document is not intended to be an update or reaffirmation of the forward-looking information as of any later date.

Reconciliations of non-GAAP measures are in our most recent quarterly earnings news release, which is available at *cinfin.com/investors.*

STRATEGY OVERVIEW

- Competitive advantages:
  - Relationships leading to agents' best accounts
  - Financial strength for stability and confidence
  - Local decision making and claims excellence
- Other distinguishing factors:
  - 56 years of shareholder dividend increases
  - Common stocks are approximately 34% of investments
  - 28 years of favorable reserve development

CUMULATIVE TOTAL RETURN*



Cincinnati Financial Corporation
S&P 500 Index
S&P Composite 1500 Property & Casualty Insurance Index
$134
$116
$120
$186
$154
$166
$191
$175
$191
$227
$177
$210
$298
$198
$244
2012
2013
2014
2015
2016

* $100 invested on December 31, 2011, in CINF stock or indexes shown, including reinvestment of dividends. Periods shown represent each respective fiscal year ending December 31.

LONG-TERM VALUE CREATION

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- Targeting annual rate of growth in book value plus the percentage of dividends to beginning book value to average 10% to 13% from 2013 through 2017
  - Value creation ratio (VCR) for 2012 through 2016 averaged 11.8%
- Three performance drivers:
  - Premium growth above industry average
  - Combined ratio consistently within the range of 95% to 100%
  - Investment contribution
    - Investment income growth
    - Compound annual total return for equity portfolio over five-year period exceeding return for S&P 500 Index

INCREASE VALUE FOR SHAREHOLDERS

MEASURED BY VALUE CREATION RATIO

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Target for the period 2013-2017: Annual VCR averaging 10% to 13%
22%
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
Value Creation Ratio
40%
35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
Total Shareholder Return
2012
2013
2014
2015
2016
Actual VCR: 12.6% 16.1% 12.6% 3.4% 14.5%
VCR - Investment Income & Other
VCR - P&C Underwriting
VCR - Bond Portfolio Gains
VCR - Equity Portfolio Gains
Total Shareholder Return (TSR)

CINCINNATI FINANCIAL AT A GLANCE

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- Top 25 U.S. P&C insurer
- A.M. Best rating: A+ Superior
- $4.7 billion 2016 premiums:

  65% Commercial | 25% Personal | 4% Excess & Surplus

  5% Life | 1% Cincinnati Re[SM]
- Agency-centered business model is time-tested
  - Agency relationships strengthened over time by in-person approach
  - Local decision-making operating structure is difficult to replicate
- 56 consecutive years of shareholder dividend increases
  - Only seven U.S. public companies can match this record
  - 4.4% increase in 2016 ordinary dividends paid
  - Yield is attractive, 2.8% in early-May 2017

PERFORMANCE TARGETS & TRENDS

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- 3.8% value creation ratio for YTD 3-31-17 on pace for target:
  10% to 13% annual average for 2013 through 2017
  - 1.4% contribution from operating earnings YTD 3-31-17
  - 11.8% five-year VCR average as of 12-31-16
- Related performance drivers were on track for YTD 3-31-17:
  - 7% premium growth, exceeding estimated industry average
  - 99.7% combined ratio, within 95% to 100% long-term target
  - 15 consecutive quarters of investment income growth
- Ranked #1 or #2 in ~75% of agencies appointed 5+ years
- Improving through strategic profitability & growth initiatives

OUTPERFORMING THE INDUSTRY

FIVE-YEAR AVERAGE COMBINED RATIO 5 POINTS BETTER


Statutory combined ratio
Industry data excludes mortgage and financial guaranty
105%
100%
95%
90%
85%
80%
75%
70%
65%
2012
2013
2014
2015
2016
Cincinnati – excl. cat. losses
Est. Industry (A.M. Best) – excl. cat. Losses
Cincinnati – incl. cat. losses
Est. Industry (A.M. Best) – incl. cat. Losses

Cincinnati's historical catastrophe loss annual averages as of 12-31-16: 5-year = 6.1%, 10-year = 6.2%

STRATEGIES FOR LONG-TERM SUCCESS

- Financial strength for consistent support to agencies
  - Diversified fixed-maturity portfolio, laddered maturity structure
    - No corporate exposure exceeded 0.8% of total bond portfolio at 3-31-17, no municipal exposure exceeded 0.3%
  - 34.1% of investment portfolio in common stocks to grow book value
    - No single security exceeded 3.7% of publicly traded common stock portfolio
  - Portfolio composition helps mitigate anticipated effects of inflation and a rise in interest rates
  - Low reliance on debt, with 10.0% debt-to-total-capital at 3-31-17
    - Nonconvertible, noncallable debentures due in 2028 and 2034
  - Capacity for growth with premiums-to-surplus at 1.0-to-1
- Operating structure reflects agency-centered model
  - Field focus – staffed for local decision making, agency support
  - Superior claims service and broad insurance product offerings
- Profit improvement and premium growth initiatives

MANAGE INSURANCE PROFITABILITY

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- Ongoing underwriting expertise enhancement
  - Predictive modeling tools and analytics to improve property casualty pricing precision and segmentation on an individual policy basis
  - Data management for better underwriting and more granular pricing decisions
  - Staff specialization and augmentation aimed at lowering loss ratios
- Improving efficiencies and ease of use with technology
  - Streamlining processing for agencies and the company
  - Helps optimize personalized service
- Investing for the future
  - Addressing auto profitability with rate adequacy and risk selection initiatives
  - Strategic investments with modest short-term effects on expense ratios
    - Headquarters staff additions include high net worth and reinsurance assumed initiatives
    - 24% increase in field staff since the end of 2011, supporting healthy premium growth

DRIVE PREMIUM GROWTH

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- New agency appointments bring potential for growth over time
  - 197 appointed in 2016 including 116 for personal lines only, $8.6B aggregate premiums from all carriers
  - 32 appointed YTD 3-31-17 marketing most or all lines, 24 personal lines only
- Expanding marketing and service capabilities
  - Enhanced marketing, products and services for high net worth clients of our agencies; contributed 67% of YTD 3-31-17 personal lines new business premiums
  - Expanded use of reinsurance assumed to further deploy capital, diversify risk
  - Ongoing development of target market programs and cross-serving
- 7% growth in P&C net written premiums YTD 3-31-17
  - Commercial lines up 5%, personal lines up 7%, E&S up 18%, Cincinnati Re up 111%
  - Higher average renewal pricing: personal lines up mid-single-digit percentage rate; commercial lines and E&S up low-single-digit percentage rate
  - Term life insurance earned premiums up 3%

SELECT GROUP OF AGENCIES IN 41 STATES

1,643 agency relationships with 2,138 locations
(as of March 31, 2017)



P&C Market Share:
- 1% and higher
- Less than 1%
- Inactive states
- Headquarters (no branches)

<u>Our Commercial Top Five = 39%</u>
Ohio, Illinois, Pennsylvania, Indiana, North Carolina

<u>Our Personal Top Five = 54%</u>
Ohio, Georgia, Michigan, Indiana, North Carolina

<u>Market Share Top Five</u>
Ohio: 4.6%
Indiana: 2.8%
Kentucky: 2.4%
Montana: 2.2%
Alabama: 2.0%
Based on 2015 data excluding A&H, Flood and Crop

PREMIUM GROWTH POTENTIAL

STEADILY INCREASE OUR SHARE WITHIN APPOINTED AGENCIES

- ► Cincinnati share of $49 billion total* premiums (including approximately $3 billion E&S) produced by currently appointed agencies is approximately 10%


Market share per agency reporting location by year appointed
Based on 2015 standard market P&C agency written premiums
(Excludes excess and surplus lines)
0.4%
3.0%
8.1%
15.8%
1 year or less
2-5 years
6-10 years
10 years or more

- ► New appointments also drive premium growth opportunity
  - – Agency relationship net count increased by 39% since the end of 2009
  - – Agencies appointed during 2012-16 produce $20 billion total* of standard lines business

* Estimated annual property casualty premiums written with all carriers represented by agencies appointed by Cincinnati Insurance

APPENDIX

Income, Dividend & Cash Flow Trends
Reserve Adequacy & Prior Accident Year Development
Pricing Precision, Premium Growth Trends & Business Mix
Investment Portfolio Management & Performance
Reinsurance Ceded Program & Financial Strength Ratings
Valuation Comparison to Peers

FIRST-QUARTER 2017 HIGHLIGHTS

- EPS of $1.21 per share, up 7% vs. $1.13 in 1Q16
  - Operating earnings decreased $50 million, driven by a $47 million increase in after-tax catastrophe losses
- Investment income rose 3%
  - Dividend income was up 5%, interest income was up 2%
- Property casualty net written premiums grew 7%
  - 5% growth before Cincinnati Re net written premiums
  - Higher average renewal pricing: personal lines up mid-single-digit percentage rate; commercial and E&S up low-single-digits
- Combined ratio of 99.7%, up 8.3 points
  - 6.1 point increase in ratio for natural catastrophe losses

INCOME AND SHAREHOLDER DIVIDENDS


$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
2013
2014
2015
2016
3 mos 16
3 mos 17
Per share basis
Operating Income
Net Income
Ordinary dividends declared

STRONG OPERATING CASH FLOW

CONTRIBUTED TO $239M OF 1Q17 NET PURCHASES IN INVESTMENT PORTFOLIO


(In millions)
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
2013
2014
2015
2016
3 mos 16
3 mos 17
Decrease reflects increase in catastrophe losses

CASH DIVIDEND PAYOUT RATIO

STRONG CAPITAL, CASH FLOW SUPPORT PAYOUT LEVELS

The POWER of personal



66% average payout for 2007 through 2016
(net income basis)
120%
100%
80%
60%
40%
20%
0%
2007
2008
2009
2010
2011*
2012
2013
2014
2015
2016
Dividend Payout Ratio – Net Income
Dividend Payout Ratio – Operating Income

* 2011 payout ratios (159% net income basis, 211% operating income basis) not fully shown on graph due to record-high catastrophe losses

DIVIDEND AS A PERCENTAGE OF NET CASH FLOW FROM OPERATIONS

The POWER of personal



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

PROPERTY CASUALTY RESERVES

FAVORABLE DEVELOPMENT FOR 28 CONSECUTIVE YEARS

Values shown are carried loss and loss expense reserves net of reinsurance
Vertical bar represents reasonably likely range

<u>Reserve range at 12-31-16</u>
Low end $4,449
High end $4,894
Carried at 65th percentile

(In millions)



$3,813
$3,942
$4,156
$4,379
$4,737
Calendar year development (Favorable)
($396)
($147)
($98)
($184)
($168)
2012
2013
2014
2015
2016

GREATER PRICING PRECISION

IMPROVING PROFIT MARGINS

Commercial auto full-year 2016 renewal price increase averages and policy retention by modeled pricing segments illustrates pricing precision effects

Most adequate refers to policies that need less price increase based on pricing adequacy of expiring premium per pricing models



10%
5%
0%
Average renewal price change
88%
86%
84%
82%
80%
Policy retention
Most adequately priced
Near (+ or -) price adequacy
Least adequately priced
Policy retention

PREMIUM GROWTH VS. INDUSTRY

8.1% CAGR APPROXIMATELY DOUBLED INDUSTRY

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Property casualty net written premium growth
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2012
2013
2014
2015
2016
Cincinnati
Estimated industry excluding mortgage and financial guaranty (A.M. Best)

MARKET FOR 75% OF AGENCY'S TYPICAL RISKS

2016 NET EARNED PREMIUMS

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Consolidated
$4.710 Billion
E&S Lines 4%
Commercial Lines 65%
Life 5%
Cincinnati Re 1%
Personal Lines 25%
Property Casualty
$4.482 Billion
Excess & Surplus 4%
Cincinnati Re 1%
Other Commercial 5%
Homeowner 11%
Personal Auto 12%
Workers' Compensation 8%
Other Personal 3%
Commercial Auto 13%
Commercial Property 19%
Commercial Casualty 24%

Approximately ¼ commercial premiums = policies with average annual premiums <$10,000 & 19% >$100,000; 83% HO accounts include auto

INVESTMENT INCOME

3% GROWTH YTD 3-31-17: DIVIDENDS UP 5%, INTEREST UP 2% (PRETAX)


(In millions)
$600
$575
$550
$525
$500
$475
$450
$425
$400
2012
2013
2014
2015
2016

Pretax bond yield:	5.15%	4.90%	4.76%	4.70%	4.60%

(Bonds at amortized cost)

Pretax book yield for bonds acquired in 2016: 3.75%

Pretax book yield as of 12-31-16 for bonds maturing in 2017=4.70%, 2018=5.67%, 2019=6.22%

Portion of bond portfolio maturing: 4.6% in 2017, 7.6% in 2018, 7.6% in 2019, 15.9% in 2020-21

INVESTMENT PORTFOLIO

INVEST FOR INCOME AND APPRECIATION

$16.0 billion fair value at March 31, 2017

(in billions)


Tax-Exempt Fixed Maturities $3.579
Common Equities $5.453
Taxable Fixed Maturities $6.722
Preferred Equities $0.223

Investment leverage: 221% at March 31, 2017
Bond portfolio fair value exceeds insurance reserves liability by 31%

DIVERSIFIED EQUITY PORTFOLIO*

BALANCES INCOME STABILITY & CAPITAL APPRECIATION POTENTIAL

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March 31, 2017

Sector	CFC	S&P 500 Weightings
Information technology	**17.0%**	22.1%
Financial	**14.8**	14.4
Industrials	**14.7**	10.1
Healthcare	**14.0**	13.9
Consumer discretionary	**13.4**	12.3
Consumer staples	**8.7**	9.3
Energy	**7.7**	6.6
Materials	**5.6**	2.8
Utilities	**2.2**	3.2
Telecomm services	**1.9**	2.4
Real estate	**-**	2.9

Portfolio Highlights at 3-31-17

- Apple Inc. is largest holding
  - 3.7% of publicly traded common stock portfolio
  - 1.3% of total investment portfolio
- 5% increase in 1Q17 dividend income
- Unrealized gains totaled $2.8 billion (pretax)
  - Seven largest contributors represent 27%: JP Morgan Chase, Honeywell, Apple, Hasbro, Microsoft, ExxonMobil, and Johnson & Johnson
- Annual portfolio returns: (2016 & 2015) 18.2% & -3.6% (S&P 500: 12.0% & 1.4%)

* Publicly traded common stock core portfolio, approximately 50 holdings (excludes energy MLP's, one private equity)

BOND PORTFOLIO RISK PROFILE

$10.301 BILLION AT MARCH 31, 2017

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- Credit risk – A2/A average rating
  - 87.7% are rated investment grade, 4.2% are noninvestment grade, 8.1% are unrated
  - No European sovereign debt
  - Euro-based securities = 3.1% of bond portfolio (at 12-31-16, mostly corporate bonds)
- Interest rate risk
  - 5.2 years effective duration, 7.3 years weighted average maturity
  - Generally laddered maturity structure
    - 20% of year-end 2016 portfolio matures by the end of 2019, 36% by 2021, 75% by 2026
  - With 34.1% of the investment portfolio invested in common stocks at 3-31-17, we estimated shareholders' equity would decline 4.8% if interest rates were to rise by 100 basis points
- Bond portfolio is well-diversified
  - Largest issuer (corporate bond) = 0.8% of total bond portfolio
  - Municipal bond portfolio, well-diversified with approximately 1,400 issuers
    - $3.579 billion with an average rating of Aa2/AA by Moody's and S&P Global

SOLID REINSURANCE CEDED PROGRAM

BALANCES COSTS WITH SHAREHOLDERS' EQUITY PROTECTION

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Major Treaties (Estimated 2017 ceded premiums)	Coverage & Retention Summary (As of January 1, 2017)
Property catastrophe ($39 million) • Treaty has one reinstatement provision • Collateralized catastrophe bond coverage: $80 million for severe convective storms (excl. FL) or $200 million for earthquake (excl. CA) or various combinations (Deductibles: $8M/event, $190M aggregate)	For a single event: • Retain 100% of first $100 million in losses • Retain 5.0% at $100-600 million • Max exposure for $600M event = $125 million • PML % of shareholders' equity per RMS/AIR models 1-in-100 year event = 1.1/1.1 1-in-250 year = 3.3/1.9
Property per risk & $25 million property excess treaties ($24 million)	For a single loss: • Retain 100% of first $10 million in losses • Retain 0% of losses $10-50 million • Facultative reinsurance for >$50 million
Casualty per occurrence ($12 million)	For a single loss: • Retain 100% of first $10 million in losses • Retain 0% of losses $10-25 million • Facultative reinsurance for >$25 million
Casualty excess treaties ($3 million for two treaties combined)	Workers' comp, extra-contractual & clash coverage: • $25 million excess of $25 million (first excess treaty) • $20 million excess of $50 million (second treaty)

Primary reinsurers are Swiss Re, Munich Re, Hannover Re, Partner Re and Lloyds of London

FINANCIAL STRENGTH RATINGS COMPARISON

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	A.M. Best	Fitch	Moody's	S&P
Cincinnati	**A+**	**A+**	**A1**	**A+**
Auto Owners	A++	-	-	-
Travelers	A++	AA	Aa2	AA
Acuity	A+	-	-	A+
Allied	A+	-	A1	A+
Fireman's Fund	A+	-	-	AA
Harleysville	A+	-	A1	A+
Hartford	A+	-	A1	A+
Central Mutual	A	-	-	-
CNA	A	A	A3	A
EMC	A	-	-	-
Frankenmuth	A	-	-	-
General Casualty	A	A+	-	A+
Hanover	A	A	A3	A
Liberty Mutual	A	A-	A2	A
Safeco	A	A-	A2	A
Selective	A	A+	A2	A
United Fire Group	A	-	-	-
West Bend	A	-	-	-
Westfield	A	-	-	-
Zurich	A	-	A2	A+
State Auto	A-	-	-	-

Source: SNL Financial as of April 20, 2017. Ratings are under continuous review and subject to change and/or affirmation.

VALUATION COMPARISON TO PEERS



Ratio of closing price on 05-01-17 to latest reported tangible book value
2.2
2.0
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Markel
Selective
Travelers
Allstate
WR Berkley
Median
Cincinnati
Hanover
State Auto
United Fire
Hartford